ASSET PURCHASE AND SALE AGREEMENT



     THIS ASSET PURCHASE AND SALE AGREEMENT (hereinafter referred to as the "Agreement") is made and entered into effective as of the 25th day of June, 1999, by and between Art Exchange, Inc., a Colorado corporation (hereinafter referred to as the "Buyer"), 3177 South Parker Road, Aurora, Colorado 80014, and Museum Auctions, Ltd., a Colorado corporation (hereinafter referred to as the "Seller"), 3177 South Parker Road, Aurora, Colorado 80014.


                                    RECITALS:

     A. WHEREAS, the Seller, a privately-held Colorado corporation, conducts business, primarily, in the marketing and sale via auction of consigned originals and reproductions of fine art, antiques and collectibles.

     B. WHEREAS, the Seller desires to sell, assign, transfer, convey and deliver to the Buyer, and the Buyer desires to purchase, acquire and receive from the Seller, certain assets of the Seller in exchange therefor of the consideration described in Article IV below, on the terms and subject to the conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises, covenants, agreements, representations and warranties set forth hereinafter, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I
                                PURCHASE AND SALE
                                -----------------

     Subject to the terms and conditions set forth in this Agreement, the Seller hereby agrees to sell, assign, transfer, convey and deliver to the Buyer, and the Buyer hereby agrees to purchase, acquire and receive from the Seller, on the Closing Date, as defined in Article XII hereof, good, marketable and indefeasible title to certain of the Seller's assets, as described in Article II hereof, free and clear of all security interests, liens, pledges, restrictions, charges and encumbrances whatsoever, except as provided in Article II.


                                   ARTICLE II
                                     ASSETS
                                     ------

     A. The assets to be sold, assigned, transferred, conveyed and delivered to the Buyer shall include the following:




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


          1. The name "Museum Auctions" (to be available subsequent to the change of the Seller's name on or prior to the Closing Date).

          2. The Seller's "auction" customer mailing list in the form of Exhibit A attached hereto and incorporated herein by this reference; which list includes some or all of the names on the "gallery" customer mailing list which will continue to be utilized by the Seller and/or affiliates of the Seller.

          3. The non-exclusive right to conduct live auctions of originals and reproductions of fine art, antiques and collectibles marketed and sold by the Seller on consignment; for the provision of which services the Seller agrees to pay the Buyer auction sales commissions, as provided in Article XIX hereof, in the amount of twenty-five percent (25%) of the aggregate sales price of all such consigned goods sold via auction conducted by the Buyer from time-to-time from and after the Closing Date.

These assets (hereinafter, collectively, referred to as the "Assets") shall be sold, assigned, transferred, conveyed and delivered to the Buyer on the Closing Date.

     B. Other than as stated herein, all other properties and assets of the Seller shall be retained by the Seller and shall not be sold, assigned or transferred to the Buyer. Such properties and assets shall be held by the Seller and be available for distribution to the Seller's shareholders, and may be used by the Seller to satisfy its obligations and liabilities to the extent thereof.


                                   ARTICLE III
                           RELATIONSHIP OF THE PARTIES
                           ---------------------------

     Notwithstanding anything to the contrary contained in this Agreement, it is understood and agreed that the Seller and its affiliates are, directly or indirectly, engaged in certain businesses or activities including, but not limited to, the marketing and sale via auction of originals and reproductions of fine art, antiques and collectibles consigned to the Seller, and no portion of such other related and unrelated businesses, or their respective assets, are being sold or transferred to the Buyer pursuant to this Agreement. This Agreement shall be ineffective as to such other related and unrelated businesses and shall not apply in any way to the operations, properties or assets of the Seller or any affiliate of the Seller as they relate to such related and unrelated businesses. Further, the Buyer is only purchasing the Assets for purposes of conducting the Buyer's ongoing business activities and is not continuing or assuming the business of the Seller or assuming any liability or liabilities of the Seller arising from or in connection with the Seller's business, nor commencing a merger or other consolidation with the Seller. This Agreement is one of purchase and sale of the Assets only, and does not and shall not be deemed to create a partnership, joint venture or other agency relationship between the parties, or result in a merger, de facto merger or any other type of combination of the Seller with or into the Buyer. Notwithstanding the foregoing, the Seller agrees that all auctions conducted from and after the Closing Date through the Buyer shall be conducted in accordance with the provisions of Article XVIII hereof.

                                   ARTICLE IV
                                 PURCHASE PRICE
                                 --------------

     The total purchase price for the Assets shall be $100.00 payable by the Buyer to the Seller on the Closing Date. The Seller and the Buyer agree that this Agreement is indivisible and may not be fractionalized even though separate considerations may be stated for the Assets.


                                    ARTICLE V
                              TAXES AND ASSESSMENTS
                              ---------------------

     The Seller shall be responsible for and pay all taxes and assessments in connection with the Assets for the period prior to the Closing Date. The Buyer shall be responsible for and pay all taxes and assessments in connection with the Assets for the period on and after the Closing Date.


                                   ARTICLE VI
                          NO ASSUMPTION OF LIABILITIES
                          ----------------------------

     The Buyer shall assume no debts, liabilities or obligations of the Seller arising with respect to periods prior to or subsequent to the Closing Date. Anything herein to the contrary notwithstanding, the Seller hereby agrees to retain and discharge, and to indemnify and hold the Buyer harmless from and against, any and all debts, liabilities and obligations of the Seller, whenever arising.


                                   ARTICLE VII
                          THE SELLER'S REPRESENTATIONS
                          ----------------------------

     The Seller hereby represents, warrants, covenants and agrees that:

     A. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and is duly qualified to transact business as a corporation in the State of Colorado. The Seller has all requisite corporate power and authority to own and operate its properties and to carry on its business as now and where being conducted. The Seller is qualified to transact business as a foreign entity in all states in which the nature of its business or the character or ownership of its properties make such licensing, registration or qualification necessary.

     B. The execution and delivery of this Agreement by the Seller have been duly and validly authorized and approved by all necessary action of the Seller. The Seller has full corporate power and authority and the legal right to enter into this Agreement and to consummate the transactions contemplated herein. This Agreement is a valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms.

     C. On the Closing Date, the Seller shall have full legal power, right and authority to sell and convey to the Buyer legal and beneficial title to the Assets and the Seller's sale to the Buyer shall transfer good, marketable and indefeasible title thereto, free and clear of all security interests, liens, pledges, charges and encumbrances except for liens for taxes and other governmental charges not yet due and payable.

     D. The Seller has all licenses, permits, operating authorizations and other agreements and approvals from governmental authorities necessary to own and operate the Seller's business lawfully and in the manner in which it is now operated by the Seller. The Seller has not received notice of any violation of or default under, and is in substantial compliance in all material respects with, each such license, permit, operating authorization or approval from governmental authorities.

     E. The Seller's business has been operated in substantial compliance with all applicable local, state and Federal laws.

     F. The execution, delivery and performance of this Agreement by the Seller will not violate any provisions of law and will not, with or without the giving of notice or the passage of time, conflict with or result in any breach of any of the terms or conditions of, or constitute a default under, any mortgage, agreement or other instrument to which the Seller is a party or by which the Seller or the Assets are bound. The execution, delivery and performance of this Agreement will not result in the creation of any security interest, lien, pledge, charge or encumbrance upon the Assets or the Seller.

     G. There is no outstanding judgment against the Seller and there is no litigation, arbitration, proceeding or investigation pending, or, to the Seller's knowledge, threatened against the Seller relating to or affecting the Assets, the Seller's business operations or affairs, the Seller or the transactions contemplated by this Agreement, or which questions the validity of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement. The Seller warrants and represents that there is no litigation matter or arbitration claim or demand for money damages which exists or may exist as of the Closing Date. There are no proceedings pending to which the Seller is a party or, to the Seller's knowledge, are threatened, nor any demands by any governmental agency or other party, to terminate, modify or materially and adversely change the terms and conditions of the Seller's rights with respect to the Assets.

     H. The Seller is not a party to any employment agreement, collective bargaining agreement, pension, profit sharing, retirement, deferred compensation or bonus or stock purchase plan relating to the Seller's employees for which the Buyer shall have any obligation or liability. There are no disputes or controversies pending or, to the Seller's knowledge, threatened with or by any employees of the Seller which would materially and adversely affect any of the Assets. The Seller does not have in effect, or have any obligation to establish or contribute to, any plan, fund or program covered by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), for which the Buyer shall have any obligation or liability.

     I. The Seller has paid all taxes, assessments, governmental charges and penalties due and payable by it, and there are no suits, actions, claims, investigations, inquiries or proceedings pending or, to the Seller's knowledge, threatened against the Seller in respect of any taxes, assessments, governmental charges or penalties.

     J. The Seller has good and marketable title to all of its properties and assets, real and personal, except as since sold or otherwise disposed of in the ordinary course of business, and the Seller's properties and assets are subject to no mortgage, pledge, lien or encumbrance with respect to which no default exists as of the date hereof and as of the Closing. The Seller will have continuing business after this transaction, and shall make adequate provision for payment of any liabilities of the Seller arising prior to or after the Closing Date.

     K. No representation or warranty by the Seller, or any statement or certificate furnished by the Seller to the Buyer pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein not misleading.

     The  Seller   acknowledges  that  the  Buyer  is  relying  upon  the  above representations, warranties and agreements in entering into this Agreement and proceeding to Closing.


                                  ARTICLE VIII
                           THE BUYER'S REPRESENTATIONS
                           ---------------------------

     The Buyer hereby represents, warrants, covenants and agrees that:

     A. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and is duly qualified to transact business as a corporation in the State of Colorado. The Buyer has all requisite corporate power and authority to own and operate its properties and to carry on its business as now and where being conducted. The Buyer is qualified to transact business as a foreign entity in all states in which the nature of its business or the character or ownership of its properties make such licensing, registration or qualification necessary.

     B. The execution and delivery of this Agreement by the Buyer have been duly and validly authorized and approved by all necessary action of the Buyer. The Buyer has full corporate power and authority and the legal right to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement is a valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms.

     C. The Buyer has all licenses, permits, operating authorizations and other agreements and approvals from governmental authorities necessary to own and operate the Buyer's business lawfully and in the manner in which it is now operated by the Buyer. The Buyer has not received notice of any violation of or default under, and is in substantial compliance in all material respects with, each such license, permit, operating authorization or approval from governmental authorities.

     D. The Buyer's business has been operated in substantial compliance with all applicable local, state and Federal laws.

     E. The execution, delivery and performance of this Agreement by the Buyer will not violate any provisions of law and will not, with or without the giving of notice or the passage of time, conflict with or result in any breach of any of the terms or conditions of, or constitute a default under, any mortgage, agreement or other instrument to which the Buyer is a party or by which the Buyer is bound.

     F. There is no outstanding judgment against the Buyer and there is no litigation, arbitration, proceeding or investigation pending, or, to the Buyer's knowledge, threatened against the Buyer or relating to or affecting the Buyer's business operations or affairs, the Buyer or the transactions contemplated by this Agreement, or which questions the validity of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement. The Buyer warrants and represents that there is no litigation matter or arbitration claim or demand for money damages which exists or may exist as of the Closing Date.

     G. The Buyer is not in default under any employment agreement, collective bargaining agreement, pension, profit sharing, retirement, deferred compensation or bonus or stock purchase plan relating to the Buyer's employees. The Buyer does not have in effect, or have any obligation to establish or contribute to, any plan, fund or program covered by ERISA, for which the Buyer shall have any obligation or liability. There are no disputes or controversies pending or, to the Buyer's knowledge, threatened with or by any employees of the Buyer which would materially and adversely affect the Buyer's business.

     H. The Buyer has paid all taxes, assessments, governmental charges and penalties due and payable by it, and there are no suits, actions, claims, investigations, inquiries or proceedings pending or, to the Buyer's knowledge, threatened against the Buyer in respect of any taxes, assessments, governmental charges or penalties.

     I. The Buyer hasgood and marketable title to all of its properties and assets, real and personal, except as since sold or otherwise disposed of in the ordinary course of business, and the Buyer's properties and assets are subject to no mortgage, pledge, lien or encumbrance with respect to which no default exists as of the date hereof and as of the Closing.

     J. No representation or warranty by the Buyer, or any statement or certificate furnished by the Buyer to the Seller pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein not misleading.

     The  Buyer   acknowledges  that  the  Seller  is  relying  upon  the  above representations, warranties and agreements in entering into this Agreement and proceeding to Closing.


                                   ARTICLE IX
               THE SELLER'S AND THE BUYER'S AFFIRMATIVE COVENANTS
               --------------------------------------------------



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


     A. The Seller covenants and agrees that from and after the execution and delivery of this Agreement to and including the Closing Date:

          1. The Seller shall give the Buyer and its representatives access during normal business hours to the properties comprising the Assets and to the relevant books and records of the Seller concerning the Assets, and furnish the Buyer with such relevant information concerning the Assets as the Buyer may reasonably request. The Buyer agrees not to disturb the normal operations of the Seller and further agrees that any and all information received from the Seller shall be treated as confidential.

          2. The Seller shall conduct its business only in the ordinary course and shall use its reasonable efforts to preserve intact its assets, properties and business, including, but not limited to, maintaining in effect the casualty and liability insurance on the Assets heretofore in force and complying with applicable Federal, state and local laws, rules and regulations and pertinent provisions of all contracts, licenses and other agreements to which it is a party or is otherwise bound. The Seller shall make adequate provision for payment of its liabilities arising prior to or after the Closing Date for which liabilities the Buyer shall have no responsibility or liability.

          3. The Assets shall not be sold, transferred, conveyed or otherwise disposed of without the prior written consent of the Buyer.

     B. Each party hereto will keep confidential any financial or other confidential information obtained from the other party in connection with the transactions contemplated by this Agreement except for such disclosure as may be necessary in the consummation hereof, including any necessary disclosure by the Buyer to its investors or lenders. In the event the Agreement is terminated and purchase and sale contemplated hereby abandoned, each party will return to the other party all documents, work papers and other written material obtained by it in connection with this transaction.


                                    ARTICLE X
            CONDITIONS PRECEDENT TO THE BUYER'S OBLIGATIONS TO CLOSE
            --------------------------------------------------------

     The obligations of the Buyer under this Agreement with respect to the purchase and sale of the Assets shall be subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

     A. All of the representations and warranties by the Seller contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date and shall survive the Closing Date for a period of six (6) months. The Seller shall have complied with and performed in all material respects all of the agreements, covenants and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing Date. The Buyer shall have been furnished with a certificate of the President or



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


any Vice President of the Seller, dated the Closing Date, certifying to the fulfillment of the foregoing conditions.

     B. The Seller shall have delivered a copy, certified by the Secretary of Seller, of the resolution adopted by the Board of Directors of the Seller and authorizing the execution, delivery and performance of this Agreement on behalf of the Seller and the consummation of the transactions contemplated hereby.

     C. There shall not have been instituted by any creditor of the Seller or other third party any suit or proceedings to restrain or invalidate this transaction or seeking damages from or to impose obligations upon the Buyer which, in the Buyer's judgment, reasonably exercised, would involve expense or lapse of time that would be materially adverse to the Buyer's interest.

     D. There shall not have been suffered (after the date hereof) any casualty or loss, whether or not covered by insurance, which materially and adversely affects the Assets; provided that if the Buyer elects to waive such condition to its obligations under this Agreement, the provisions of Article XV hereof shall be applicable to the insurance proceeds and other rights against third parties, if any, resulting from such casualty or loss.


                                   ARTICLE XI
            CONDITIONS PRECEDENT TO THE SELLER'S OBLIGATION TO CLOSE
            --------------------------------------------------------

     The obligations of the Seller under this Agreement with respect to the purchase and sale of the Assets shall be subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

     A. All of the representations and warranties by the Buyer contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date and shall survive the Closing Date for a period of six (6) months. The Buyer shall have complied with and performed in all material respects all of the agreements, covenants and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing Date. The Seller shall have been furnished with a certificate of the President or any Vice President of the Buyer, dated the Closing Date, certifying to the fulfillment of the foregoing conditions.

     B. The Buyer shall have delivered a copy, certified by the Secretary of the Buyer, of the resolution adopted by the Board of Directors of the Buyer and authorizing the execution, delivery and performance of this Agreement on behalf of the Buyer and the consummation of the transactions contemplated hereby.

     C.   The Buyer shall have  delivered the purchase price in  accordance with
Article IV hereof.

     D. There shall not have occurred any material adverse change in the operations, assets, liabilities, business, results of operation, condition (financial or otherwise) or prospects of the Buyer, or any event or circumstance which materially and adversely affects or may affect the operation, assets, liabilities, business, results of operations, condition (financial or otherwise) or prospects of the Buyer.


                                   ARTICLE XII
                                     CLOSING
                                     -------

     The closing hereunder (hereinafter referred to as the "Closing") shall be held in the offices of the Seller, 3177 South Parker Road, Aurora, Colorado 80014, on March 19, 1999 (hereinafter referred to as the "Closing Date"), or on such other date and at such other place as the parties hereto shall mutually agree. At the Closing, all cash, checks, customer mailing lists, bills of sale, assignments, certificates of title and other instruments and documents referred to or contemplated by this Agreement shall be exchanged by the parties hereto.

     A.   At the Closing, the Buyer shall receive from the Seller the following:

          1. A bill of sale and/or assignments or certificates of title for the Assets as described in Article II, section A;

          2. Documentary evidence (such as Articles of Amendment to the Articles of Incorporation of the Seller changing the Seller's name with the date stamp of the Secretary of State affixed thereto indicating the filing thereof) satisfactory to counsel to the Buyer indicating that the name "Museum Auctions" is available to the Buyer;

          3. Copies of the Seller's "auction" customer mailing list as in effect on the Closing Date;

          4. Agreement for Auction Sales Commissions as provided in Article XVIII hereof;

          5. The Certificate of the Seller's President certifying to the matters set forth in Article X, section A, hereof; and

          6. Resolution of the Board of Directors of the Seller as described in Article X, section B.

     B.   At the Closing, the Seller shall receive from the Buyer the following:

          1.   Cash or check as provided in Article IV;

          2. The Certificate of the Buyer's President certifying to the matters set forth in Article XI, section A, hereof; and

          3.   Resolution of the Board of Directors of the Buyer as described in
     Article XI, section B, hereof.

     C. The Seller and the Buyer shall provide the other with such other documents as, in the reasonable judgement of either of them or their respective counsels, may be material to the Closing of the transactions contemplated by this Agreement.

                                  ARTICLE XIII
                               TERMINATION RIGHTS
                               ------------------

     This Agreement may be terminated by either the Buyer or the Seller, if the terminating party is not then in breach of any material provision of this Agreement, upon written notice to the other party, upon the occurrence of any of the following:

     A. If, on the Closing Date, any of the conditions precedent to the obligations of the parties set forth in this Agreement have not been materially satisfied by the responsible party or waived in writing by the other party for whose benefit the condition is imposed.

     B.   If the Closing does not occur on or before July 19, 1999.

(i) Upon termination, if neither party hereto is in breach of any material provision of this Agreement, the parties hereto shall have no further liability to each other, (ii) if the Seller shall be in breach of any material provision of this Agreement, the Buyer shall be entitled to such rights and remedies provided in this Agreement or in any agreement executed in connection with this Agreement or at law or in equity, or (iii) if the Buyer shall be in breach of any material provision of this Agreement, the Seller shall be entitled to such rights and remedies provided in this Agreement or in any agreement executed in connection with this Agreement or at law or in equity.


                                   ARTICLE XIV
                                    BROKERAGE
                                    ---------

     Each party hereto represents and warrants to the other party that it has not incurred any obligations or liabilities, contingent or otherwise, for brokerage or finder's fees or agent's commissions or other like payment in connection with this Agreement or the transactions contemplated hereby for which either party will have any liability. Each party hereto agrees to indemnify and hold the other party hereto harmless against and in respect of any breach by it of the provisions of this Article XIV.


                                   ARTICLE XV
                                 CASUALTY LOSSES
                                 ---------------

     In addition to any other remedy the Buyer may have hereunder, in the event that there shall have been suffered between the date hereof and the Closing Date any casualty or loss relating to the Assets which does not materially and adversely affect the business of the Seller, then at the Closing all claims to insurance proceeds or other rights of the Seller against third parties arising



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


from such casualty or loss shall (to the extent assignable) be separately assigned by the Seller to the Buyer, for its own account and benefit, in the name of the Seller.


                                   ARTICLE XVI
                                    INDEMNITY
                                    ---------

     A. Notwithstanding the Closing, the Seller agrees to indemnify and to hold the Buyer harmless from and against and in respect of any losses incurred by the Buyer and from:

          1. All actual or purported liabilities and obligations of the Seller, and all claims and demands made in respect thereof whether or not known or asserted at or prior to the Closing Date relating to, or arising from, ownership, operation or control of the Assets at or prior to Closing, the conduct of the business of the Seller or any other state of facts which existed at or prior to the Closing Date;

          2. Any damage or deficiency resulting from any misrepresentations, breach of warranty or non-fulfillment of any agreement or covenant on the part of the Seller under this Agreement, or from any misrepresentation in or omission from any exhibit or other instrument furnished or to be furnished to the Buyer hereunder; and

          3. Any claims made by creditors or customers of the Seller relating to the ownership or operation of the Seller's business not expressly assumed hereunder.

     B. Notwithstanding the indemnities provided in Article XVI, section A, the Buyer shall be responsible for and pay all costs and expenses incurred by the Buyer attendant to efforts to dismiss or remove it from any action, claim or controversy prior to any trial or hearing on the matter, whether by motion to dismiss, motion for summary judgment or other similar motion, on the basis that the Buyer is not a successor in liability to the claims against or debts of the Seller. The Seller's indemnity as provided in Article XVI, section A, shall be for any costs or expenses beyond such motion to remove the Buyer from such action and for the amount of any judgment or award rendered against the Buyer. Such indemnity shall be paid directly by the Seller.

     C. In the event that the Buyer does not succeed in being dismissed from an action as provided in Article XVI, section B, the Buyer shall appoint a two person litigation committee to oversee the conduct of any hearing or trial on the matter. Such committee shall consist of two members of the Buyer's Board of Directors. Decisions concerning any such action, including settlement of the claim or controversy, shall be made by the litigation committee. If no decision can be reached, the members will agree to designate a third party to make such decision.

     D. Notwithstanding the Closing, the Buyer agrees to indemnify and to hold the Seller harmless from and against and in respect of any losses incurred by the Seller from any damage or deficiency resulting from any misrepresentation, breach of warranty or non-fulfillment of any agreement or covenant on the part




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


of the Buyer under this Agreement, or from any misrepresentation in or omission from any exhibit or other instrument furnished or to be furnished to the Seller hereunder.


                                  ARTICLE XVII
                                   USE OF NAME
                                   -----------

     The Seller agrees to take any and all action deemed by the parties and their legal counsel to be necessary or appropriate, prior to the Closing Date, to release all rights to the use of the name "Museum Auctions." Such action shall include, but not be limited to, the filing by the Seller with the Secretary of State of Colorado of Articles of Amendment to the Articles of Incorporation of the Seller causing the name of the Seller to be changed to a name entirely different from the name "Museum Auctions." Additionally, at the Closing, the Seller shall deliver to the Buyer an assignment or other instrument or document which shall be acceptable to both parties and their legal counsel providing for the transfer to the Buyer of any and all rights to the use of the name "Museum Auctions."


                                  ARTICLE XVIII
                         AGREEMENT FOR SALES COMMISSIONS
                         -------------------------------

     At the Closing, the Buyer hereby agrees to execute and deliver to the Seller, simultaneously with the execution and delivery of this Agreement, that certain Agreement for Auction Sales Commissions in the form of Exhibit C attached hereto and incorporated herein by this reference, which provides, among other things, for the Seller to pay to the Buyer auction sales commissions in the amount of twenty-five percent (25%) of the aggregate sales price of all consigned goods marketed and sold by the Seller via live auction conducted by the Buyer from time-to-time from and after the Closing Date.


                                   ARTICLE XIX
                                  MISCELLANEOUS
                                  -------------

     A. From time-to-time after the Closing Date, the Seller s hall, if requested by the Buyer, make, execute and deliver to the Buyer such additional bills of sale, assignments and other instruments of transfer as may be necessary or proper to transfer to the Buyer all of the Seller's right, title and interest in and to the Assets covered by this Agreement.

     B. All notices and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed, registered or certified mail, return receipt requested, postage prepaid, to the following addresses:

          1.   If to the Buyer, to:

               Art Exchange, Inc.
               3177 South Parker Road
               Aurora, Colorado  80014



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               Attn:    Mr. Paul J. Zueger, President

               With a copy to:

               Mark Shaner, Esq.
               3177 South Parker Road
               Aurora, Colorado  80014

          (b)  If to Buyer, to:

               Museum Auctions, Ltd.
               3177 South Parker Road
               Aurora, Colorado  80014

               Attn:  Mr. Paul J. Zueger, President

               With a copy to:

               Mark Shaner, Esq.
               3177 South Parker Road
               Aurora, Colorado  80014

Notices delivered personally shall be effective upon delivery. Notices transmitted by facsimile shall be effective when received. Notices delivered by registered or certified mail shall be effective on the date set forth on the receipt of registered or certified mail, or seventy-two hours after mailing, whichever is earlier.

     C.   All  agreements  made  and  entered  into  in   connection  with  this
transaction shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

     D. The Seller and the Buyer shall each bear its own expenses and costs, including the fees of any attorney retained by it, incurred in connection with the preparation of this Agreement and the consummation of the transactions hereby.

     E. Any sales, use, transfer or documentary taxes imposed in connection with the sale and delivery of the Assets and rights acquired by the Buyer under this Agreement shall be paid by the Buyer.

     F. This Agreement and the exhibits attached hereto contain the entire agreement among the parties and supersede all prior agreements, understandings and writings among the parties with respect to the subject matter hereof and thereof. Each party hereto acknowledges that no representations, inducements, promises or agreements, verbal or otherwise, have been made by either party, or anyone acting with authority on behalf of either party, which are not embodied herein or in an exhibit hereto, and that no other agreement, statement or promise may be relied upon or shall be valid or binding. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated verbally.

This Agreement may be amended or any term hereof may be changed, waived, discharged or terminated by an agreement in writing signed by both parties hereto.

     G. This Agreement may be executed in one or more counterparts, each of which when so executed shall be an original, but both of which together shall constitute one agreement.

     H. If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     I. This Agreement shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of Colorado without regard to the principles of conflict of law.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.


                                                  BUYER:
                                                  ART EXCHANGE, INC.




                                                  By: /s/ Paul J. Zueger
                                                      --------------------------
                                                       Paul J. Zueger, President


                                                  SELLER:
                                                  MUSEUM AUCTIONS, LTD.



                                                  By: /s/ Paul J. Zueger
                                                      --------------------------
                                                       Paul J. Zueger, President











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